Revenue from contracts with customers and trade receivables	12 Months Ended
Mar. 31, 2025
Revenue [abstract]
Revenue from contracts with customers and trade receivables
22.
Revenue from contracts with customers and trade receivables

Revenue from contracts with customers:

	For the Year Ended March 31,
	2025		2024		2023
Sales	Rs.	316,320	Rs.	271,396	Rs.	234,595
Service income		5,426		5,655		4,508
License fees (1)		3,789		2,113		6,776
	Rs.	325,535	Rs.	279,164	Rs.	245,879

(1)
During the year ended March 31, 2025, the license fees includes an amount of
Rs.1,266 (U.S.$15)
as a milestone payment receivable upon U.S. FDA approval of DFD 29, in accordance with the license and collaboration agreement dated June 29, 2021 with Journey Medical Corporation. This transaction pertains to the Company’s Others segment.

During the year ended March 31, 2023,
the license fee primarily includes the following amounts:
•	Rs.902 from the sale of brands Z&D, Pedicloryl, Pecef and Ezinapi to J.B. Chemicals and Pharmaceuticals Limited;
•	Rs.1,399 from the sale of brands Styptovit-E, Finast, Finast-T and Dynapres to Torrent Pharmaceuticals Limited; and
•	Rs.2,640 from the sale of certain non-core dermatology brands to Eris Lifesciences Limited.

The amounts recognized above are adjusted for expected sales returns. These transactions pertain to the Company’s Global Generics segment.

Refer to Note 5 (“Segment reporting”) of these consolidated financial statements for details on revenues by therapeutic area, and revenues by geography.

Deferred revenue:

Tabulated below is the reconciliation of deferred revenue for the years ended March 31, 2025 and 2024.

	For the Year Ended March 31,
	2025		2024
Balance as of April 1	Rs.	1,567	Rs.	2,367
Revenue recognized during the year		(1,799)		(1,768)
Milestone payment received during the year		1,815		968
Balance as of March 31	Rs.	1,583	Rs.	1,567
Current		421		374
Non-current		1,162		1,193

Significant gross to net adjustments relating to Company’s North America Generics business (amounts in U.S.$ millions):

A roll-forward for each major accrual for the Company’s North America Generics business for the fiscal years ended March 31, 2023, 2024 and 2025 is as follows:

Particulars	Chargebacks	Rebates	Medicaid	Refund Liability (3)
	(All amounts in U.S.$)
Beginning Balance: April 1, 2022	263	94	13	24
Current provisions relating to sales during the year	2,121	209	22	32
Provisions and adjustments relating to sales in prior years	*	-	-	-
Credits and payments**	(2,137)	(216)	(22)	(21)
Ending Balance: March 31, 2023	247	87	13	35

Beginning Balance: April 1, 2023	247	87	13	35
Current provisions relating to sales during the year (1)	2,844	322	31	21
Provisions and adjustments relating to sales in prior years	*	-	-	-
Credits and payments**	(2,803)	(307)	(25)	(21)
Ending Balance: March 31, 2024	288	102	19	35

Beginning Balance: April 1, 2024	288	102	19	35
Current provisions relating to sales during the year (2)	2,720	253	23	34
Provisions and adjustments relating to sales in prior years	-*	-*	-*	-*
Credits and payments**	(2,665)	(252)	(29)	(27)
Ending Balance: March 31, 2025	343	103	13	42

*
Currently, the Company does not separately track provisions and adjustments, in each case to the extent relating to prior years for chargebacks. However, the adjustments are expected to be non-material. The volumes used to calculate the closing balance of chargebacks represent approximately 1.0 to 1.4 months equivalent of sales, which corresponds to the pending chargeback claims yet to be processed.

**	Currently, the Company does not separately track the credits and payments, in each case to the extent relating to prior years for chargebacks, rebates, Medicaid payments or refund liability.

(1)
C
hargebacks provisions and payments for the year ended March 31, 2024 were each higher as compared to the year ended March 31, 2023, primarily as a result of the Company’s acquisition of a U.S. generic prescription products portfolio from Mayne Pharma Group Limited in April 2023, higher sales volumes and also due to higher pricing rates per unit for chargebacks. Such higher pricing rates were on account of reductions in the contract prices through which the product is resold in the retail part of the supply chain for certain of the Company’s products.

The rebate provisions and payments for the year ended March 31, 2024 were each higher as compared to the year ended March 31, 2023, primarily as a result of the aforesaid generic portfolio acquisition from Mayne Pharma Group Limited, as well as higher sales volumes for the Company’s base portfolio products.

(2)
Chargebacks provisions and payments for the year ended March 31, 2025 were each lower as compared to the year ended March 31, 2024, primarily as a result of reduction in the invoice price to wholesalers for few of the Company’s major products. This was offset to some extent due to higher pricing rates per unit on chargebacks, on account of reductions in the contract prices through which the product is resold in the retail part of the supply chain for certain of the Company’s products.

(3)
The Company’s overall provision for refund liability as of March 31, 2025 relating to the Company’s North America Generics business was U.S.$42, compared to a liability of U.S.$35 as of March 31, 2024. The refund liability created for new product launches and volume growth, were off-set by the reductions in the contract prices and by product mix changes.

The estimates of “gross-to-net” adjustments for the Company’s operations in India and other countries outside of the United States relate mainly to refund liability in all such operations, and certain rebates to healthcare insurance providers are specific to the Company’s German operations. The pattern of such refund liability is generally consistent with the Company’s gross sales. In Germany, the rebates to healthcare insurance providers mentioned above are contractually fixed in nature and do not involve significant estimations by the Company.

Refund liabilities:

	For the Year Ended March 31,
	2025		2024
Balance at the beginning of the year	Rs.	4,579	Rs.	4,716
Provision made during the year, net of reversals		4,784		3,321
Provision used during the year		(4,129)		(3,502)
Effect of changes in foreign exchange rates		63		44
Balance at the closing of the year	Rs.	5,297	Rs.	4,579
Current	Rs.	5,297	Rs.	4,579
Non-current		-		-

Contract asset:

As mentioned in the accounting policies for refund liability set forth in Note 3.m. of these consolidated financial statements, the Company recognizes an asset (i.e., the right to the returned goods), for the products expected to be returned. The Company initially measures this asset at the former carrying amount of the inventory, less any expected costs to recover the goods, including any potential decreases in the value of the returned goods. Along with re-measuring the refund liability at the end of each reporting period, the Company updates the measurement of the asset recorded for any revisions to its expected level of returns, as well as any additional decreases in the value of the returned products.

As of March 31, 2025 and 2024, the Company had Rs.51 and Rs.48, respectively, as contract assets representing the right to returned goods.

Contract liabilities:

	As of March 31,
	2025		2024
Advance from customers	Rs.	1,562	Rs.	1,061
	Rs.	1,562	Rs.	1,061